Supplement to the
Strategic Advisers® Income Opportunities Fund of Funds
Class L and Class N
April 28, 2018
Summary Prospectus

On September 13, 2018, the Board of Trustees approved a plan of liquidation for Strategic Advisers® Income Opportunities Fund of Funds. Following Board approval, the fund's assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation. The fund is expected to liquidate on or about December 12, 2018. Effective after the close of business on December 4, 2018, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's liquidation.

ODF-L-ODF-N-SUM-18-01 1.9879812.103	September 21, 2018

Supplement to the
Strategic Advisers® Income Opportunities Fund of Funds
April 28, 2018
Summary Prospectus

On September 13, 2018, the Board of Trustees approved a plan of liquidation for Strategic Advisers® Income Opportunities Fund of Funds. Following Board approval, the fund’s assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation. The fund is expected to liquidate on or about December 12, 2018. Effective after the close of business on December 4, 2018, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

ODF-SUM-18-01 1.9879811.103	September 21, 2018